1 Supplemental Information for the Announced Goldman Sachs Administration Services Transaction July 19, 2012 Exhibit 99.1

STATE STREET

Goldman Sachs Administration Services ("GSAS") - Transaction Overview

- Expected to strengthen State Street's ("STT") global leadership in hedge-fund administration and establish the Company as the #1 hedge-fund administrator globally[(1)]
- Highly attractive client base with large average fund size
- The Boston Consulting Group forecasts hedge-fund asset growth of 12% from 2010-2014[(2)]

Rank	Company	Hedge-Fund AuA ($B)[(1)]
1	**STT/GSAS Pro forma**	**$706.1**
2	Citco Fund Services	668.0
	State Street	505.5
3	BNY Mellon	494.5
4	Citi Hedge Fund Services	250.8
	Goldman Sachs Admin Services	200.6
5	GlobeOp	187.0

GSAS Background

- Approximately $200 billion of Assets under Administration ("AuA"); approximately 150 investment manager clients
- Four primary servicing locations: Jersey City, New Jersey; Dublin, Ireland; Toronto, Ontario; Grand Cayman, Cayman Islands

STT Projected Transaction Financial Metrics

- On a GAAP basis excluding acquisition and restructuring costs ("Operating" basis), the transaction is expected to be EPS neutral in 2012 and to be slightly accretive to EPS beginning in 2013, based on 100% cash financing
- IRR in excess of STT's hurdle rate: exceeds 11% IRR without synergies; exceeds 17% IRR with synergies
- GAAP-basis ROE: Neutral in 2013
- In the first year of operations, revenue is expected to be more than $125 million
- Target revenue retention rate: 90%
- Acquisition and restructuring costs: $40-$45 million through 2014
- Compensation-to-Revenue ratio: Neutral

Estimated STT Capital Ratio Impact: Tier 1 Common Decrease

- Basel I: Approximately 75-80 bps
- Basel III[(3)]: Approximately 55-60 bps

(1) Based on *HFMWeek* Assets under Administration Survey of Single Managers plus Fund of Hedge Funds, April 2012.
(2) *The Boston Consulting Group, Global Asset Management Report, July 2011.*
(3) Adjusted for the effects of the applicable methodologies provided for in the Basel III capital requirements, addressing only those Basel III rules that are expected to affect capital beginning in 2013.

Forward-Looking Statements This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our announced agreement to acquire Goldman Sachs Administration Services and related and other factors concerning our business, financial and capital condition, results of operations and strategies, the financial and market outlook, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as "plan," "expect," "look," "believe," "anticipate," "estimate," "seek," "may," "will," "trend," "target," and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to July 19, 2012. Important factors that may affect future results and outcomes include, but are not limited to: the ability to obtain regulatory approvals for the transaction announced in this news release and the satisfaction of other closing conditions for that transaction; the risks that acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with clients, employees or regulators; the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure including, for example, the direct and indirect effects on counterparties of the current sovereign debt risks in Europe and other regions; financial market disruptions or economic recession, whether in the U.S., Europe or other regions internationally; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition of the assets on our consolidated statement of condition and the possibility that we may be required to change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner in which the Federal Reserve and other regulators implement the Dodd-Frank Act, Basel III, European directives with respect to banking and financial instruments and other regulatory initiatives in the U.S. and internationally, including regulatory developments that result in changes to our operating model or other changes to the provision of our services; adverse changes in required regulatory capital ratios, whether arising under the Dodd-Frank Act, Basel II or Basel III, or due to changes in regulatory positions or regulations in jurisdictions in which we engage in banking activities; approvals required by the Federal Reserve or other regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and equity repurchases, that may restrict or limit our growth plans, distributions to shareholders, equity purchase programs or other capital initiatives; changes in law or regulation that may adversely affect our, our clients' or our counterparties' business activit ies and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements and changes that expose us to risks related to compliance; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; delays or difficulties in the execution of our previously announced business operations and information technology transformation program, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program, resulting in increased volatility of our earnings; the results of, and costs associated with, government investigations, litigation, and similar claims, disputes, or proceedings; the possibility that our clients will incur substantial losses in investment pools where we act as agent, and the possibility of significant reductions in the valuation of assets; adverse publicity or other reputational harm; dependencies on information technology, complexities and costs of protecting the security of our systems and difficulties with protecting our intellectual property rights; our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of consolidation, and perceptions of State Street as a suitable service provider or counterparty; potential changes in how clients compensate us for our services, and the mix of services that clients choose from us; the ability to complete acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; our ability to recognize emerging clients' needs and to develop products that are responsive to such trends and profitable to the company; the performance of and demand for the products and services we offer, including the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to measure the fair value of the investment securities on our consolidated statement of condition; our ability to control operating risks, data security breach risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2011 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this news release speak only as of the date hereof, July 19, 2012, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.